Prospectus Supplement	January 30, 2017

Putnam VT Growth and Income Fund
Prospectus dated April 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam VT Growth and Income Fund (“VT Growth and Income Fund”) into Putnam VT Equity Income Fund (“VT Equity Income Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of VT Growth and Income Fund and its shareholders. VT Growth and Income Fund and VT Equity Income Fund have the same investment goals and pursue substantially similar investment strategies. A full description of VT Equity Income Fund and the terms of the merger will be contained in a Form N-14 prospectus, which is expected to be mailed to shareholders in mid-March, 2017. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about May 15, 2017.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of VT Growth and Income Fund will be transferred to VT Equity Income Fund in return for shares of VT Equity Income Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of VT Growth and Income Fund in exchange for their fund shares, in complete liquidation of VT Growth and Income Fund. Shareholders will receive Merger Shares of the same class as the VT Growth and Income Fund shares they held. The merger is expected to be tax-free for federal income tax purposes.

In connection with the merger, Putnam Management currently expects that VT Growth and Income Fund may sell certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about April 12, 2017, would result in brokerage commissions and other transaction costs.

VT Growth and Income Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Putnam Retail Management any day the New York Stock Exchange (NYSE) is open. Some restrictions may apply.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of VT Equity Income Fund, nor is it a solicitation of any proxy. For more information regarding VT Equity Income Fund, or to receive a free copy of a Form N-14 prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus carefully before making any investment decisions.

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